Waddell & Reed Advisors Funds

Supplement dated April 1, 2015 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated January 30, 2015

The following replaces the last sentence of the third paragraph of the “Investment Advisory and Other Services — Shareholder Services” section on page 69:

The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

The following replaces the last sentence of the sixth paragraph of the “Investment Advisory and Other Services — Shareholder Services” section on page 69:

WISC will pay the third parties for performing such services and the Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $18.00 or an annual fee of 0.20 of 1% that is based on average daily net assets.

The following is added as a new sentence at the end of the first paragraph of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A Shares” section on page 93:

In addition, Class A shares of a Fund may be purchased at NAV by former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed.

The following replaces the seventh paragraph of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A Shares” section on page 93:

Shareholders investing through certain investment advisers and broker-dealers in advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees may purchase Class A shares at NAV.

Supplement	Statement of Additional Information	1